Exhibit 10 (clxviii)


                                AMENDMENT NO. 5
                                     TO THE
           NORTH AMERICAN COAL CORPORATION DEFERRED COMPENSATION PLAN
                            FOR MANAGEMENT EMPLOYEES


         The North American Coal Corporation hereby adopts this Amendment No. 5 to The North American Coal Corporation Deferred Compensation Plan for Management Employees (the "Plan"), effective as of January 1, 1995. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.



                                   Section 1

         A new Section 8(e) is hereby added to the Plan,  immediately  following
Section 8(d), to read as follows:

         "(e)  Limitation on Earnings Assumption.
Notwithstanding any provision of the Plan to the contrary, in no event will the earnings rate credited to the Accounts hereunder exceed 14%."


                                        EXECUTED this 30th day of June,
1995.


                                        THE NORTH AMERICAN
                                        COAL CORPORATION


                                        By: Charles A. Bittenbender
                                        Title:  Assistant Secretary